Stifel Nicolaus had no involvement in the preparation of this presentation and, accordingly, makes no representation or warranty as to the accuracy or completeness of any of the information or data included therein and expressly disclaims any and all liability relating to or resulting from use of this presentation
Exhibit 99.1
Company Presentation
December 2011

Safe Harbor
Safe Harbor
In keeping with the SEC’s “Safe Harbor” guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words “will likely result,” “may,”
“anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements.  Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation:
general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition.  These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.
EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC.
This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. and may not be relied upon in connection with the purchase or sale of any such security.

Ashford Overview
Ashford Overview
•
Ashford Highlights
•
High-quality, Focused Portfolio
•
Attractive Industry Fundamentals
•
Consistent Earnings Growth / Outperformance
•
Attractive, Well-covered Dividend
•
Highland Acquisition Highlights
•
High Insider Ownership

Ashford Highlights
Ashford Highlights

Portfolio Statistics*
Total Enterprise Value $4.0 B
Total Gross Assets $4.9 B
Peer Comparison 2
nd
Largest
# of Hotels 124
# of Owned Rooms 26,139
# of Property Managers 6
$ ADR $131.02
$ RevPAR $96.10
RevPAR Growth % 6.4%
Financial Statistics*
Recent Share Price $8.33 (12/5/11)
# Fully Diluted Shares 84.3 M
Leverage Ratio 59.4%
Debt Wtd. Avg. Maturity 4.1 Years
Debt Wtd. Avg. Cost 3.20%
Quarterly Dividend $0.10
Dividend Yield 4.8%
TTM AFFO per Share $1.86
Cash on Hand $180.9 M
* As of September 30, 2011

High-Quality Portfolio
High-Quality Portfolio

Marriott Bridgewater Marriott Bridgewater
Hyatt Regency Coral Gables Hyatt Regency Coral Gables
Courtyard Seattle Downtown Courtyard Seattle Downtown
Capital Hilton Capital Hilton
Marriott Seattle Waterfront Marriott Seattle Waterfront
Renaissance Tampa Renaissance Tampa
Embassy Suites Portland Embassy Suites Portland Embassy Suites Las Vegas Embassy Suites Las Vegas
Embassy Suites Silicon Valley Embassy Suites Silicon Valley
Renaissance Palm Springs Renaissance Palm Springs Marriott DFW Airport Marriott DFW Airport
Marriott Plaza San Antonio Marriott Plaza San Antonio Hilton Tampa Westshore Hilton Tampa Westshore
Ritz-Carlton Atlanta Renaissance Portsmouth Renaissance Portsmouth

High-Quality Portfolio
High-Quality Portfolio

Hilton Parsippany Hilton Parsippany The Melrose – D.C. Hyatt Regency Wind Watch Hyatt Regency Wind Watch
Boston Back Bay Hilton Boston Back Bay Hilton Renaissance Nashville Renaissance Nashville Marriott Sugar Land Marriott Sugar Land
Hyatt Regency Savannah Hyatt Regency Savannah Westin Princeton Westin Princeton
Hilton La Jolla Torrey Pines Hilton La Jolla Torrey Pines Courtyard SF Downtown Courtyard SF Downtown
Marriott Suites Market Center Marriott Suites Market Center Marriott Legacy Center Marriott Legacy Center
Hilton Costa Mesa Hilton Costa Mesa Courtyard Philadelphia Courtyard Philadelphia The Silversmith - Chicago

Focused Portfolio
Focused Portfolio

* %’s based on TTM Q3 2011 EBITDA
Top 25 Top 50 Other
73%
16%
11%
3%
1%
38%
58%
55%
16%
25%
4%
53%
32%
3%
5%
4%
3%
MSA*
Luxury
Upscale
Upper Upscale
Upper Midscale
Transient-Leisure
Contract
Transient-Corporate
Group
Marriott
Hyatt
Intercontinental
Hilton
Starwood
Independent
Brand Family*
Demand Mix
Chain Scale*

Jan 87
Jan 88
Jan 89
Jan 90
Jan 91
Jan 92
Jan 93
Jan 94
Jan 95
Jan 96
Jan 97
Jan 98
Jan 99
Jan 00
Jan 01
Jan 02
Jan 03
Jan 04
Jan 05
Jan 06
Jan 07
Jan 08
Jan 09
Jan 10
Jan 11

Attractive Industry Fundamentals
Attractive Industry Fundamentals

Source:  Smith Travel Research (non-seasonally
adjusted nominal monthly figures)
•
Real RevPAR is cyclical - it appears that it is relatively early in the up-cycle
$52.00
$54.00
$56.00
$58.00
$60.00
$62.00
$64.00
$66.00
$68.00
$70.00
$72.00
$74.00
Trailing 3-Mo Avg Seasonally-Adjusted Real RevPAR (2011 $’s)

1/1/2011
1/29/2011
2/26/2011
3/26/2011
4/23/2011
5/21/2011
6/18/2011
7/16/2011
8/13/2011
9/10/2011
10/8/2011
11/5/2011
Week Ended

•
RevPAR growth has been consistently high throughout the
year despite economic uncertainties
Attractive Industry Fundamentals
Attractive Industry Fundamentals

Source:  Smith Travel Research
0.0%
2.0%
4.0%
8.0%
10.0%
12.0%
6.0%
Trailing 28-Day U.S. RevPAR % Change

Consistent Earnings Growth
Consistent Earnings Growth
Ashford's Historical AFFO per Share

$-
$0.41
$0.96
$1.13
$1.28
$1.31
$1.12
$1.50
$1.86
$-
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80
$2.00
2003 2004 2005 2006 2007 2008 2009 2010 3Q 2011
TTM

2007Q2
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3

Earnings Outperformance
Earnings Outperformance

TTM AFFO Per Share (2007Q2 = 100%)
Peers Include:  BEE, DRH, FCH, HST, HT, LHO, SHO
0%
20%
40%
60%
80%
100%
120%
140%
160%
Ashford Peer Average
Source:  SNL & Company Filings
+48%
-68%

Attractive Dividend Yield
Attractive Dividend Yield

0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
CLDT HT CHSP AHT DRH Peer Avg PEB LHO HST BEE FCH SHO
6.4%
5.2%
5.1%
4.8%
3.5%
2.6%
2.6%
1.9%
1.1%
0.0% 0.0% 0.0%
Dividend Yield (12/5/11)

Well-Covered Dividend
Well-Covered Dividend

5.3x
4.7x
3.5x
2.3x
1.9x
1.6x
1.5x
1.4x
1.2x
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
HST AHT LHO Peer Avg DRH PEB HT CLDT CHSP
TTM Q3 2011 AFFO Per Share Dividend Coverage

Highland Transaction Summary
Highland Transaction Summary

Transformational 28-hotel, $1.3 billion acquisition with 8,084 rooms
Transformational 28-hotel, $1.3 billion acquisition with 8,084 rooms
Primarily upper-upscale and luxury full-service assets
Primarily upper-upscale and luxury full-service assets
Expands Ashford’s presence in key markets (Washington D.C and
Expands Ashford’s presence in key markets (Washington D.C and
NY/NJ) and into  new markets (Boston and Nashville)
NY/NJ) and into  new markets (Boston and Nashville)
Significant
Significant
growth
growth
potential
potential
with
with
affiliate
affiliate
manager
manager
Remington
Remington
taking over management of 17 hotels
taking over management of 17 hotels
2010 EBITDA flows of 18% vs. AHT’s of 104% and NOI 36% below
2010 EBITDA flows of 18% vs. AHT’s of 104% and NOI 36% below peak
peak

Price Per Key Comparison
Price Per Key Comparison

Source:  Real Capital Analytics & company filings.
$269
$158
$244
$158
$-
$50
$100
$150
$200
$250
$300
Peer Purchase Avg. -
2009 to Current
AHT Highland
Purchase
2007 Highland
Purchase
AHT Highland
Purchase
Highland Purchase Price Per Key Comparison ($ Thousands)
41%
discount to
recent peer
acquisitions
35%
discount to
2007
Highland
purchase

Replacement Cost per Key
Replacement Cost per Key

Source:  Estimated based Source:  Estimated based
on JP Morgan Research on JP Morgan Research
Report Report
Highland was purchased for
$158,000 per key - a 44%
discount to replacement cost
$218,000
$281,000
$233,000
$-
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
Legacy AHT Highland Total
Replacement Cost Per Key Estimate

GOP
GOP
Margin
Margin
Change
Change
BPS
BPS
GOP Flow
GOP Flow

<95>
<95>
Pre-Ashford
218
218
Post-Ashford
280
280
Post-Ashford
8.8%
8.8%
Pre-Ashford
94.6%
94.6%
Post-Ashford
78.6%
78.6%
Post-Ashford
Highland Portfolio -
Highland Portfolio -
Year Over Year Comparisons
Year Over Year Comparisons

Highland Portfolio NOI
Highland Portfolio NOI

•
Highland NOI is exceeding expectations, currently at 88% of first 12 months underwriting growth in only six months’ time
$79
$82
$86
$87
$74
$76
$78
$80
$82
$84
$86
$88
Mar 2011 TTM Jun 2011 TTM Sep 2011 TTM Underwriting for Mar 2012 TTM
Highland Portfolio Net Operating Income

Significant Operational Upside
Significant Operational Upside

•
If Highland’s EBITDA was the same % of its peak level as our legacy portfolio, its EBITDA would be almost $10 million higher
•
This would equate to about an additional $1.40 in share price at a 12x EBITDA multiple
60%
65%
70%
75%
80%
85%
90%
95%
100%
2007 2008 2009 2010 TTM Q3 2011
% of Peak EBITDA Comparison
Legacy
700 bps
Opportunity
Highland

Most Highly-Aligned Management Team
Most Highly-Aligned Management Team

Source:  2011 Proxy Filings
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
19%
16%
6%
4%
3% 3%
2% 2%
1% 1% 1% 1%
AHT HT CLDT INN FCH HST PEB CHSP DRH SHO BEE LHO
Insider Ownership %

Ashford Overview
Ashford Overview
•
Ashford Highlights
•
High-quality, Focused Portfolio
•
Attractive Industry Fundamentals
•
Consistent Earnings Growth / Outperformance
•
Attractive, Well-covered Dividend
•
Highland Acquisition Highlights
•
High Insider Ownership

Company Presentation
December 2011
Stifel Nicolaus had no involvement in the preparation of this presentation and, accordingly, makes no representation or warranty as to the accuracy or completeness of any of the information or data included therein and expressly disclaims any and all liability relating to or resulting from use of this presentation